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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 16, 2001
                        (Date of earliest event reported)

                                   HYSEQ, INC.
             (Exact name of Registrant as specified in its charter)

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
    Nevada                       0-22873                         36-3855489
  (State of                (Commission File No.)               (IRS Employer
Incorporation)                                               Identification No.)
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                               670 Almanor Avenue
                           Sunnyvale, California 94085
          (Address of principal executive offices, including zip code)

                                  408-524-8100
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On February 16, 2001, Hyseq announced the resignation of Mark Gitter as Chief Financial Officer. For further information, see the press release of Hyseq, Inc., dated February 16, 2001, attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release, dated February 16, 2001.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HYSEQ, INC.

                                    /s/ Ted W. Love
                                    --------------------------------------------
                                    Name: Ted W. Love
                                    Title: President and Chief Operating Officer

Date: February 20, 2001

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EXHIBIT INDEX

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
Exhibit No.         Description of Exhibit
-----------         ----------------------
   99.1             Press Release, dated February 16, 2001.
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